October 12, 1995




Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, NW
Stop 1-4
Washington, D.C. 20549-1004

Attention:  Filing Desk

RE:  Thiokol Corporation
     Commission File No. 1-6179
     Current Report on Form 8-K dated October 12, 1995

Ladies/Gentlemen:

This Form 8-K is being filed electronically on EDGAR pursuant to Item 5, Other Events.

Sincerely,


s/R. Robert Harris
---------------------
R. Robert Harris

Enclosures

cc:   New York Stock Exchange (w/manually signed copy of report)
      Chicago Stock Exchange (w/manually signed copy of report)




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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    ---------


                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     October 12, 1995


                               Thiokol Corporation
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   Delaware
-------------------------------------------------------------------------------
                  (State or other jurisdiction of incorporation)


              1-6179                                     36-2678716
    ------------------------                  ---------------------------------
     Commission File Number                   (IRS Employer Identification No.)


2475 Washington Boulevard, Ogden, Utah                    84401-2398
-------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)


                                (801) 629-2000
                         -----------------------------
                         Registrant's Telephone Number






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                           ITEM 5 - OTHER EVENTS



News Release                                                October 12, 1995



THIOKOL AND CARLYLE GROUP TO ACQUIRE HOWMET CORPORATION

     Ogden, Utah, October 12, 1995 -- Thiokol Corporation and the Carlyle Group, announced today the formation of a jointly owned affiliate to acquire Howmet Corporation and certain of its affiliates, including the Cercast unit, from Pechiney International, S.A., a multinational French firm. Howmet, headquartered in Greenwich, Connecticut with annual revenues of approximately $900 million, is a recognized world leader in the investment casting industry. The company manufactures precision castings of superalloys and titanium, used primarily for jet aircraft and industrial gas turbine engine components. The Cercast unit manufactures aluminum and copper alloy investment castings for the commercial aircraft and defense electronics industries. Howmet operates 30 facilities in North America, Europe and Asia employing approximately 8,500 worldwide.

     The total purchase price for Howmet and Cercast is $750 million. The sale closing is expected in December.

     The Carlyle Group, a Washington, D.C. based private merchant bank with substantial holdings in the aerospace and defense industry, will own 51 percent of the new company. Thiokol will own 49 percent and have an option to purchase all of Carlyle's interest in Howmet after three years.

     James R. Wilson, Thiokol President and Chief Executive Officer, said, "The Howmet investment with our partner Carlyle provides Thiokol with an excellent opportunity to continue the strategic expansion of our business base into new commercial aerospace and industrial markets. Howmet is a well managed, high technology business with superior product lines. This investment, combined with the option to acquire 100 percent of Howmet in the future, further enhances our opportunity to grow Thiokol profitably and improve long-term shareholder value."

     William E. Conway, Jr., a managing director of Carlyle, added, "The complementary strengths of Thiokol and Carlyle will enable Howmet to continue its already outstanding track record. This is a great transaction for all three companies."

     Thiokol Corporation (TKC-NYSE) is a major producer of solid propulsion systems, ordnance and composite products for the space and defense industries, and high-technology, proprietary fastening systems for aerospace and industrial applications.

                              (END NEWS RELEASE)


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                                  SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THIOKOL CORPORATION
                                  (Registrant)



                                                  s/R. Robert Harris
Dated: October 12, 1995                  By: _________________________________
                                                    R. Robert Harris
                                                   Vice President and
                                                    General Counsel